EXHIBIT 99.5


                                                        MONTHLY OPERATING REPORT

CASE NAME:  KITTY HAWK CARGO, INC.                      ACCRUAL BASIS

CASE NUMBER:  400-42145-BJH-11                          02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ DREW KEITH                                         CHIEF FINANCIAL OFFICER
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

DREW KEITH                                                   10/20/00
---------------------------------------              ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE

PREPARER:

/s/ KEVIN K. CRAIG                                   CONTROLLER, KITTY HAWK INC.
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF PREPARER                                  TITLE

KEVIN K. CRAIG                                               10/20/00
---------------------------------------              ---------------------------
PRINTED NAME OF PREPARER                                       DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-1

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96

----------------------------------------------------------
COMPARATIVE BALANCE SHEET
-----------------------------------------------------------------------------------------------------------------
                                                                MONTH             MONTH              MONTH
                                            SCHEDULE      -------------------------------------------------------
ASSETS                                       AMOUNT           JULY, 2000       AUGUST, 2000      SEPTEMBER, 2000
-----------------------------------------------------------------------------------------------------------------
1.      UNRESTRICTED CASH                                           $24,818            $36,240           $81,096
-----------------------------------------------------------------------------------------------------------------
2.      RESTRICTED CASH                                                  $0
-----------------------------------------------------------------------------------------------------------------
3.      TOTAL CASH                                     $0           $24,818            $36,240           $81,096
-----------------------------------------------------------------------------------------------------------------
4.      ACCOUNTS RECEIVABLE (NET)             $41,314,895       $39,582,675        $43,225,245       $43,968,441
-----------------------------------------------------------------------------------------------------------------
5.      INVENTORY                                                        $0                 $0
-----------------------------------------------------------------------------------------------------------------
6.      NOTES RECEIVABLE                                                 $0                 $0
-----------------------------------------------------------------------------------------------------------------
7.      PREPAID EXPENSES                          $35,445           $35,445            $35,446          $110,446
-----------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)                  $102,257,281       $34,081,081        $30,978,685       $30,412,552
-----------------------------------------------------------------------------------------------------------------
9.      TOTAL CURRENT ASSETS                 $143,607,621       $73,724,019        $74,275,616       $74,572,535
-----------------------------------------------------------------------------------------------------------------
10.     PROPERTY, PLANT & EQUIPMENT            $2,455,211        $4,328,546         $4,328,546        $4,694,719
-----------------------------------------------------------------------------------------------------------------
11.     LESS: ACCUMULATED
        DEPRECIATION/DEPLETION                                   $1,991,045         $2,035,862        $2,287,775
-----------------------------------------------------------------------------------------------------------------
12.     NET PROPERTY, PLANT &
        EQUIPMENT                              $2,455,211        $2,337,501         $2,292,684        $2,406,944
-----------------------------------------------------------------------------------------------------------------
13.     DUE FROM INSIDERS                                                $0                 $0
-----------------------------------------------------------------------------------------------------------------
14.     OTHER ASSETS - NET OF
        AMORTIZATION (ATTACH LIST)                                       $0                 $0
-----------------------------------------------------------------------------------------------------------------
15.     OTHER (ATTACH LIST)                                              $0                 $0
-----------------------------------------------------------------------------------------------------------------
16.     TOTAL ASSETS                         $146,062,832       $76,061,520        $76,568,300       $76,979,479
-----------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
17.     ACCOUNTS PAYABLE                                         $1,168,157           $539,558          $517,813
-----------------------------------------------------------------------------------------------------------------
18.     TAXES PAYABLE                                                    $0           $949,645          $662,951
-----------------------------------------------------------------------------------------------------------------
19.     NOTES PAYABLE                                                    $0                 $0
-----------------------------------------------------------------------------------------------------------------
20.     PROFESSIONAL FEES                                                $0                 $0
-----------------------------------------------------------------------------------------------------------------
21.     SECURED DEBT                                                     $0                 $0
-----------------------------------------------------------------------------------------------------------------
22.     OTHER (ATTACH LIST)                                      $1,856,635         $1,521,667        $2,077,570
-----------------------------------------------------------------------------------------------------------------
23.     TOTAL POSTPETITION
        LIABILITIES                                              $3,024,792         $3,010,870        $3,258,334
-----------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
24.     SECURED DEBT                                                     $0                 $0
-----------------------------------------------------------------------------------------------------------------
25.     PRIORITY DEBT                            $496,687                $0                 $0
-----------------------------------------------------------------------------------------------------------------
26.     UNSECURED DEBT                        $78,864,376        $4,826,735         $5,091,940        $5,093,592
-----------------------------------------------------------------------------------------------------------------
27.     OTHER (ATTACH LIST)                                      $5,917,795         $5,606,365        $5,606,155
-----------------------------------------------------------------------------------------------------------------
28.     TOTAL PREPETITION LIABILITIES         $79,361,063       $10,744,530        $10,698,305       $10,699,747
-----------------------------------------------------------------------------------------------------------------
29.     TOTAL LIABILITIES                     $79,361,063       $13,769,322        $13,709,175       $13,958,081
-----------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------
30.     PREPETITION OWNERS' EQUITY                              $62,156,580        $62,156,580       $62,156,580
-----------------------------------------------------------------------------------------------------------------
31.     POSTPETITION CUMULATIVE
        PROFIT OR (LOSS)                                           $135,618           $702,545          $864,818
-----------------------------------------------------------------------------------------------------------------
32.     DIRECT CHARGES TO EQUITY
        (ATTACH EXPLANATION)                                             $0                 $0                $0
-----------------------------------------------------------------------------------------------------------------
33.     TOTAL EQUITY                                   $0       $62,292,198        $62,859,125       $63,021,398
-----------------------------------------------------------------------------------------------------------------
34.     TOTAL LIABILITIES &
        OWNERS' EQUITY                        $79,361,063       $76,061,520        $76,568,300       $76,979,479
-----------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-2

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96

INCOME STATEMENT

--------------------------------------------------------------------------------------------------------
                                                MONTH          MONTH          MONTH
                                             ----------------------------------------------  QUARTER
REVENUES                                      JULY, 2000    AUGUST, 2000   SEPTEMBER, 2000    TOTAL
--------------------------------------------------------------------------------------------------------
1.     GROSS REVENUES                         $12,444,119    $16,910,056    $16,154,606     $45,508,781
--------------------------------------------------------------------------------------------------------
2.     LESS: RETURNS & DISCOUNTS                       $0                                            $0
--------------------------------------------------------------------------------------------------------
3.     NET REVENUE                            $12,444,119    $16,910,056    $16,154,606     $45,508,781
--------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------
4.     MATERIAL                                        $0             $0             $0              $0
--------------------------------------------------------------------------------------------------------
5.     DIRECT LABOR                                    $0             $0             $0              $0
--------------------------------------------------------------------------------------------------------
6.     DIRECT OVERHEAD                                 $0             $0             $0              $0
--------------------------------------------------------------------------------------------------------
7.     TOTAL COST OF GOODS SOLD                        $0             $0             $0              $0
--------------------------------------------------------------------------------------------------------
8.     GROSS PROFIT                           $12,444,119    $16,910,056    $16,154,606     $45,508,781
--------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------
9.     OFFICER/INSIDER COMPENSATION                $9,615        $10,775        $10,903         $31,293
--------------------------------------------------------------------------------------------------------
10.    SELLING & MARKETING                         $5,475             $0             $0          $5,475
--------------------------------------------------------------------------------------------------------
11.    GENERAL & ADMINISTRATIVE                  $916,978     $1,031,195       $793,525      $2,741,698
--------------------------------------------------------------------------------------------------------
12.    RENT & LEASE                              $314,899       $294,402       $299,718        $909,019
--------------------------------------------------------------------------------------------------------
13.    OTHER (ATTACH LIST)                    $11,500,459    $14,420,561    $14,504,305     $40,425,325
--------------------------------------------------------------------------------------------------------
14.    TOTAL OPERATING EXPENSES               $12,747,426    $15,756,933    $15,608,451     $44,112,810
--------------------------------------------------------------------------------------------------------
15.    INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                         ($303,307)    $1,153,123       $546,155      $1,395,971
--------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------
16.    NON-OPERATING INCOME (ATT. LIST)                $0             $0             $0              $0
--------------------------------------------------------------------------------------------------------
17.    NON-OPERATING EXPENSE (ATT. LIST)               $0             $0             $0              $0
--------------------------------------------------------------------------------------------------------
18.    INTEREST EXPENSE                          $202,131       $163,430       $200,123        $565,684
--------------------------------------------------------------------------------------------------------
19.    DEPRECIATION/DEPLETION                     $44,816        $44,818        $75,332        $164,966
--------------------------------------------------------------------------------------------------------
20.    AMORTIZATION                                    $0             $0             $0              $0
--------------------------------------------------------------------------------------------------------
21.    OTHER (ATTACH LIST)                             $0             $0             $0              $0
--------------------------------------------------------------------------------------------------------
22.    NET OTHER INCOME & EXPENSES               $246,947       $208,248       $275,455        $730,650
--------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------
23.    PROFESSIONAL FEES                               $0             $0             $0              $0
--------------------------------------------------------------------------------------------------------
24.    U.S. TRUSTEE FEES                               $0             $0           $250            $250
--------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                             $0             $0             $0              $0
--------------------------------------------------------------------------------------------------------
26.    TOTAL REORGANIZATION EXPENSES                   $0             $0           $250            $250
--------------------------------------------------------------------------------------------------------
27.    INCOME TAX                               ($220,102)      $377,950       $108,180        $266,028
--------------------------------------------------------------------------------------------------------
28.    NET PROFIT (LOSS)                        ($330,152)      $566,925       $162,270        $399,043
--------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-3

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96

---------------------------------------------------------------------------------------------------------
                                             MONTH             MONTH             MONTH
CASH RECEIPTS AND                       ---------------------------------------------------     QUARTER
DISBURSEMENTS                              JULY, 2000       AUGUST, 2000    SEPTEMBER, 2000      TOTAL
---------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                 $25,340          $24,819         $36,242         $25,340
---------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------
2.    CASH SALES                                     $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------
3.    PREPETITION                                    $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
4.    POSTPETITION                          $10,340,192      $10,194,561     $11,134,549     $31,669,304
---------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS              $10,340,192      $10,194,561     $11,134,549     $31,669,304
---------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH  LIST)                $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                 $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                  ($10,340,713)    ($10,183,140)   ($11,089,695)   ($31,613,548)
---------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS         ($10,340,713)    ($10,183,140)   ($11,089,695)   ($31,613,548)
---------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                              ($521)         $11,421         $44,854         $55,756
---------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                      $24,819          $36,240         $81,096         $81,096
---------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                                                                     $0
---------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                                                              $0
---------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                                                                   $0
---------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                                                                           $0
---------------------------------------------------------------------------------------------------------
16.   UTILITIES                                                                                       $0
---------------------------------------------------------------------------------------------------------
17.   INSURANCE                                                                                       $0
---------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                                                             $0
---------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                                                                $0
---------------------------------------------------------------------------------------------------------
20.   TRAVEL                                                                                          $0
---------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                                                                   $0
---------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                                                                           $0
---------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                                                                        $0
---------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                                                                     $0
---------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                                                             $0
---------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                  $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                                                                               $0
---------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                                                                               $0
---------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                                                                             $0
---------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                  $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                            $0               $0              $0              $0
---------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                               ($521)         $11,421         $44,854         $55,756
---------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                       $24,819          $36,240         $81,096         $81,096
---------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-4

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96

                                                                    MONTH           MONTH           MONTH
                                                  SCHEDULE     ------------------------------------------------
ACCOUNTS RECEIVABLE AGING                          AMOUNT           JULY, 2000    AUGUST, 2000 SEPTEMBER, 2000
---------------------------------------------------------------------------------------------------------------
1.     0-30                                        $21,518,319     $19,803,585     $25,436,925     $18,255,021
---------------------------------------------------------------------------------------------------------------
2.     31-60                                       $14,127,296      $1,125,716      $1,877,194      $7,658,872
---------------------------------------------------------------------------------------------------------------
3.     61-90                                        $2,070,404      $5,829,037        $558,006      $1,000,816
---------------------------------------------------------------------------------------------------------------
4.     91+                                          $3,598,876      $5,403,529      $9,701,320     $11,046,921
---------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                   $41,314,895     $32,161,867     $37,573,445     $37,961,630
---------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                                                      $0
---------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                   $41,314,895     $32,161,867     $37,573,445     $37,961,630
---------------------------------------------------------------------------------------------------------------


AGING OF POSTPETITION TAXES AND PAYABLES                                MONTH: SEPTEMBER, 2000

                                    0-30            31-60           61-90            91+
TAXES PAYABLE                       DAYS            DAYS            DAYS            DAYS            TOTAL
---------------------------------------------------------------------------------------------------------------
1.     FEDERAL                        $662,951                                                        $662,951
---------------------------------------------------------------------------------------------------------------
2.     STATE                                                                                                $0
---------------------------------------------------------------------------------------------------------------
3.     LOCAL                                                                                                $0
---------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                                                                                  $0
---------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE            $662,951              $0              $0              $0        $662,951
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                                                                                     $0
---------------------------------------------------------------------------------------------------------------


STATUS OF POSTPETITION TAXES                                            MONTH: SEPTEMBER, 2000

                                                  BEGINNING        AMOUNT                          ENDING
                                                     TAX        WITHHELD AND/      AMOUNT            TAX
FEDERAL                                          LIABILITY*      OR ACCRUED         PAID          LIABILITY
---------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                        $0        $212,517        $212,517              $0
---------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                      $0                                              $0
---------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                      $0                                              $0
---------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                         $0                                              $0
---------------------------------------------------------------------------------------------------------------
5.     INCOME                                               $0                                              $0
---------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                            $949,645        $926,072      $1,212,766        $662,951
---------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                            $949,645      $1,138,589      $1,425,283        $662,951
---------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                          $0                                              $0
---------------------------------------------------------------------------------------------------------------
9.     SALES                                                $0                                              $0
---------------------------------------------------------------------------------------------------------------
10.    EXCISE                                               $0                                              $0
---------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                         $0                                              $0
---------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                        $0                                              $0
---------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                    $0                                              $0
---------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                  $0                                              $0
---------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                  $0              $0              $0              $0
---------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                    $949,645      $1,138,589      $1,425,283        $662,951
---------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-5

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                      MONTH: SEPTEMBER, 2000
BANK RECONCILIATIONS
                                               Account #1      Account #2      Account #3
--------------------------------------------------------------------------------------------------------------
A.          BANK:                               Bank One
---------------------------------------------------------------------------------------------------
B.          ACCOUNT NUMBER:                    1559691298                                             TOTAL
---------------------------------------------------------------------------------------------------
C.          PURPOSE (TYPE):                 Operations Account
--------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                         $0                                               $0
--------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                   $0                                               $0
--------------------------------------------------------------------------------------------------------------
3.     SUBTRACT:  OUTSTANDING CHECKS                      $0                                               $0
--------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                       $53,757                                          $53,757
--------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                   $53,757              $0              $0          $53,757
--------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------
                                                DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                     PURCHASE       INSTRUMENT         PRICE           VALUE
--------------------------------------------------------------------------------------------------------------
7.     N/A
--------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                  $0               $0
--------------------------------------------------------------------------------------------------------------

CASH
--------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                               $27,339
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                      $81,096
--------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-6

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96

                                                        MONTH:  SEPTEMBER, 2000

PAYMENTS TO INSIDERS AND PROFESSIONALS
-------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                             INSIDERS
---------------------------------------------------------------
                      TYPE OF             AMOUNT     TOTAL PAID
        NAME          PAYMENT              PAID        TO DATE
---------------------------------------------------------------
1.   Toby Skaar        Salary             $10,909      $50,531
---------------------------------------------------------------
2.
---------------------------------------------------------------
3.
--------------------------------------------------------------------
4.
--------------------------------------------------------------------
5.
--------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  INSIDERS                              $10,909      $50,531
--------------------------------------------------------------------


                                  PROFESSIONALS
--------------------------------------------------------------------------------
             DATE OF COURT                                                TOTAL
           ORDER AUTHORIZING    AMOUNT        AMOUNT     TOTAL PAID     INCURRED
   NAME         PAYMENT        APPROVED        PAID        TO DATE     & UNPAID*
--------------------------------------------------------------------------------
1.  SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
--------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO PROFESSIONALS              $0           $0            $0            $0
--------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
--------------------------------------------------------------------------------

                                                SCHEDULED     AMOUNTS
                                                 MONTHLY       PAID         TOTAL
                                                 PAYMENTS      DURING       UNPAID
            NAME OF CREDITOR                       DUE         MONTH     POSTPETITION
-------------------------------------------------------------------------------------
1. National City Bank & Ft Wayne - Allen County  $183,476     $183,868        $0
-------------------------------------------------------------------------------------
2. Ridgely - City of Philadelphia - PHL           $25,508      $28,323        $0
-------------------------------------------------------------------------------------
3. NY/NJ Airport Authority - EWR                  $27,792      $30,374        $0
-------------------------------------------------------------------------------------
4. City of Los Angeles - LAX                      $39,562      $34,022        $0
-------------------------------------------------------------------------------------
5. Airport Group Int'l - ATL                      $11,550      $22,399        $0
-------------------------------------------------------------------------------------
6. TOTAL                                         $287,889     $298,986        $0
-------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL  BASIS-7

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96

                                                        MONTH: SEPTEMBER, 2000
QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                              YES       NO
--------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                  X
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                    X
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
--------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR             X
      LOANS) DUE FROM RELATED PARTIES?
--------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES            X
      THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                  X
      DEBTOR FROM ANY PARTY?
--------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                      X
--------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                X
      PAST DUE?
--------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                  X
--------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                        X
--------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                    X
      DELINQUENT?
--------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                   X
      REPORTING PERIOD?
--------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                   X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


INSURANCE
--------------------------------------------------------------------------------
                                                              YES       NO
--------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER   X
      NECESSARY INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                   X
--------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
     TYPE OF                                                      PAYMENT AMOUNT
     POLICY           CARRIER          PERIOD COVERED              & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
--------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11

DETAILS OF OTHER ITEMS                               SEPTEMBER, 2000

ACCRUAL BASIS-1

8.   OTHER (ATTACH LIST)                              $ 30,412,552 Reported
                                                   ----------------
        Net of all I/C Accts Receivable/Payable         30,206,538
        Intangibles - Other                                154,458
        Deposits                                            51,556
                                                   ----------------
                                                        30,412,552 Detail
                                                   ----------------
                                                                 - Difference
                                                   ----------------


22.  OTHER (ATTACH LIST)                               $ 2,077,570 Reported
                                                   ----------------
        Accrued Liabilities                              1,052,610
        Accrued Salaries & PR Taxes                        435,406
        Post-petition Fed Inc Tax                          589,554
                                                   ----------------
           *** FET recorded in Taxes Payable - 9/00      2,077,570 Detail
                                                   ----------------
                                                                 - Difference
                                                   ----------------


27.  OTHER (ATTACH LIST)                               $ 5,606,155 Reported
                                                   ----------------
        Pre-petition Fed Inc Tax                         4,022,982
        Pre-petition Deposits                              479,840
        Pre-petition Taxes Other                                 -
        Pre-petition Accrued Liabilities                 1,103,333
                                                   ----------------
                                                         5,606,155 Detail
                                                   ----------------
                                                                 - Difference
                                                   ----------------


ACCRUAL BASIS-2
13.  OTHER (ATTACH LIST)                               $14,504,305 Reported
                                                   ----------------
          Aircraft Costs                                 2,888,390
          I/C Aircraft Costs (KHA)                       4,971,427
          KHC Ground Handling (Operations Payroll)         748,934
          Outstation Ground Handling                     1,216,530
          Trucking Costs                                   379,844
          Fuel                                           3,724,466
          Contract Labor                                   404,720
          Other                                            169,994
                                                   ----------------
                                                        14,504,305 Detail
                                                   ----------------
                                                                 - Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                               (11,089,695)Reported
                                                   ----------------
        Transfer to Inc - all money sweeps             (11,089,695)Detail
                                                   ----------------
           to KH Inc. Case #400-42141                            - Difference
                                                   ----------------


ACCRUAL BASIS-4

6.   OTHER (ATTACH LIST)                                 1,875,717 Reported
                                                   ----------------
        FET (720)  08/01-31/00  Pd 09/05                   949,645
        FET (720)  09/01-11/00  Pd 09/28                   263,121
        FET (720)  09/12-30/00  Pd 10/11                   662,951
                                                   ----------------
                                                         1,875,717 Detail
                                                   ----------------
                                                                 - Difference
                                                   ----------------